Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Credit Suisse Securities
(USA) LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; RPC Capital Markets, LLC; Scotia Capital (USA) Inc.; Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC.
Name of Issuer:	CHS/Community Health Sys
Title of Security:	COMMUNITY HEALTH SYSTEMS, IN 7.125% 15 JUL 2020-16
Date of First Offering:	07/09/12
Dollar Amount Purchased:	350,000
Number of Shares or Par Value of Bonds Purchased:	350,000
Price Per Unit:	1.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Blaylock & Company, Inc.; Castleoak Securities, L.P.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Williams Capital Group L.P.
Name of Issuer:	CIT Group Inc.
Title of Security:	CIT GROUP INC. 5% 15 AUG 2022
Date of First Offering:	07/31/12
Dollar Amount Purchased:	550,000
Number of Shares or Par Value of Bonds Purchased:	550,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; RBS Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC.
Name of Issuer:	UBS AG Stamford CT
Title of Security:	UBS AG-STAMFORD CONNECTICUT BRA 7.625% 17 AUG 2022

Date of First Offering:	08/10/12
Dollar Amount Purchased:	1,100,000
Number of Shares or Par Value of Bonds Purchased:	1,100,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; B.C.
Ziegler and Company; Barclays Capital Inc.; Blaylock & Company, Inc. C.L. King & Associates, Inc.; Cabrera Capital Markets, LLC; City Securities Corporation; D.A. Davidson & Company Inc.; Davenport & Company LLC;
Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Janney
Montgomery Scott LLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch,
Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc. RBS Securities Inc.; Robert
W. Baird & Co. Incorporated; Samuel A. Ramirez & Company, Inc.; Sterne, Agee & Leach, Inc.; Stifel, Nicolaus & Company, Incorporated; Wedbush Securities Inc.; Wells Fargo Securities, LLC; William Blair & Company, L.L.C.
Name of Issuer:	Capital One Financial Corp
Title of Security:	CAPITAL ONE FINANCIAL CORP
Date of First Offering:	08/13/12
Dollar Amount Purchased:	1,125,000
Number of Shares or Par Value of Bonds Purchased:	45,000
Price Per Unit:	25.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities
(USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Suntrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	DaVita Inc
Title of Security:	DAVITA INC. 5.75% 15 AUG 2022-17
Date of First Offering:	08/14/12
Dollar Amount Purchased:	150,000
Number of Shares or Par Value of Bonds Purchased:	150,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J. P. Morgan Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; PNC Capital Markets LLC; SMBC Nikko Securities Inc.
Name of Issuer:	VWR Funding Inc.
Title of Security:	VWR FUNDING, INC. 7.25% 15 SEP 2017-14 144A
Date of First Offering:	08/20/12
Dollar Amount Purchased:	1,250,000
Number of Shares or Par Value of Bonds Purchased:	1,250,000

Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board
of Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs BRIC (Brazil, Russia, India, China) Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co.
International PLC
Names of Underwriting Syndicate Members:	Goldman Sachs International;
Credit Suisse Securities (Europe) Limited; J.P. Morgan Securities LTD.;
J.P. Morgan Securities PLC; Morgan Stanley & Co International PLC; Troika Dialog Group
Name of Issuer:	Sberbank of Russia
Title of Security:	SBERBANK-GDR
Date of First Offering:	09/18/12
Dollar Amount Purchased:	1,448,382.50
Number of Shares or Par Value of Bonds Purchased:	118,932
Price Per Unit:	12.16
Resolution Approved:  	Resolution adopted at the Meeting of the Board
of Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co.
International PLC
Names of Underwriting Syndicate Members:	Goldman Sachs International;
Credit Suisse Securities (Europe) Limited; J.P. Morgan Securities LTD.; J.P. Morgan Securities PLC; Morgan Stanley & Co International PLC; Troika Dialog Group
Name of Issuer:	Sberbank of Russia
Title of Security:	SBERBANK-GDR
Date of First Offering:	09/18/12
Dollar Amount Purchased:	1,053,624.75
Number of Shares or Par Value of Bonds Purchased:	86,517.00
Price Per Unit:	12.16
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Concentrated International Equity Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca
IMI S.P.A.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ITAU BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBC Capital Markets, LLC; Santander Investment Securities Inc.; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities, LLC
Name of Issuer:	Grupo Financiero Santander Mex
Title of Security:	GRUPO FINANCIERO SANTANDER MEXICO, S.A.B. DE C.V.-
Date of First Offering:	09/26/12
Dollar Amount Purchased:	882,186.75
Number of Shares or Par Value of Bonds Purchased:	72,400
Price Per Unit:	12.18
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:
	Goldman, Sachs & Co.; Banca IMI S.P.A.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ITAU BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBC Capital Markets LLC; Santander Investment Securities Inc; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities, LLC
Name of Issuer:	Grupo Financiero Santander Mex
Title of Security:	GRUPO FINANCIERO SANTANDER MEXICO, S.A.B. DE C.V.-
Date of First Offering:	09/26/12
Dollar Amount Purchased:	2,252,988
Number of Shares or Par Value of Bonds Purchased:	184,900
Price Per Unit:	12.18
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs N-11 Equity Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca
IMI S.P.A.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup
 Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ITAU BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBC Capital Markets LLC; Santander Investment Securities Inc; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities, LLC
Name of Issuer:	Grupo Financiero Santander Mex
Title of Security:	GRUPO FINANCIERO SANTANDER MEXICO, S.A.B. DE C.V.-
Date of First Offering:	09/26/12
Dollar Amount Purchased:	514,202.78
Number of Shares or Par Value of Bonds Purchased:	42,200
Price Per Unit:	12.18
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Banca
IMI S.P.A.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Commerz Markets LLC; Credit Agricole Securities (USA) Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; ITAU BBA USA Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; RBC Capital Markets LLC; Santander Investment Securities Inc; UBS Securities LLC; Unicredit Bank AG; Wells Fargo Securities, LLC
Name of Issuer:	Grupo Financiero Santander Mex
Title of Security:	GRUPO FINANCIERO SANTANDER MEXICO, S.A.B. DE C.V.-
Date of First Offering:	09/26/12
Dollar Amount Purchased:	244,916.48
Number of Shares or Par Value of Bonds Purchased:	20,100
Price Per Unit:	12.18
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated;
 Suntrust Robinson Humphrey, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Lender Processing Services Inc.
Title of Security:	LENDER PROCESSING SERVICES, I 5.75% 15 APR 2023-17
Date of First Offering:	09/28/12
Dollar Amount Purchased:	400,000
Number of Shares or Par Value of Bonds Purchased:	400,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on December 12-13, 2012

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
 Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley
& Co. LLC; Royal Bank of Scotland Group PLC; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	Algeco Scotsman Global Finance
Title of Security:	ALGECO SCOTSMAN GLOBAL FI 8.5% 15 OCT 2018-15 144A
Date of First Offering:	10/02/12
Dollar Amount Purchased:	400,000
Number of Shares or Par Value of Bonds Purchased:	400,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Concentrated International Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co.
International PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital; BNP Paribas; Citigroup Global Markets Inc.;
Commerzbank Aktiengesellschaft; HSBC Bank PLC; Investec Bank PLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; UBS AG
Name of Issuer:	Direct Line Insurance Group PL
Title of Security:	DIRECT LINE INSURANCE GROUP PLC
Date of First Offering:	10/11/12
Dollar Amount Purchased:	762,047.62
Number of Shares or Par Value of Bonds Purchased:	271,481
Price Per Unit:	1.75
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co.
International PLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital; BNP Paribas; Citigroup Global Markets Inc.; Commerzbank Aktiengesellschaft; HSBC Bank PLC; Investec Bank PLC; Keefe, Bruyette & Woods, Inc.; Merrill Lynch, Pierce, Fenner &
Smith, Incorporated; Morgan Stanley & Co. LLC; RBC Capital Markets,
LLC; UBS AG
Name of Issuer:	Direct Line Insurance Group PLC
Title of Security:	DIRECT LINE INSURANCE GROUP PLC
Date of First Offering:	10/11/12
Dollar Amount Purchased:	136,333.27
Number of Shares or Par Value of Bonds Purchased:	48,569
Price Per Unit:	1.75
Resolution Approved:  	Resolution adopted at the Meeting of the Board
of Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman
Sachs Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; Barclays
Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; Credit Agricole Corporate and Investment Bank; Credit Suisse AG; Deutsche Bank Securities Inc.; ING Bank N.V.; J.P. Morgan Securities LLC; Keybanc Capital Markets; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; National Bank
 Financial Inc.; RBC Capital Markets, LLC; RBS Securities Inc.; Scotia Capital Inc.; Suntrust Robinson Humphrey, Inc.; Wells Fargo Bank, National Association
Name of Issuer:	Halcon Resources Corp
Title of Security:	HALCON RESOURCES CORPOR 8.875% 15 MAY 2021-16 144A
Date of First Offering:	10/23/12
Dollar Amount Purchased:	99,247
Number of Shares or Par Value of Bonds Purchased:	100,000
Price Per Unit:	99.25
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Scotia Capital
(USA) Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P. (THE)
Name of Issuer:	Sprint Nextel Corp
Title of Security:	SPRINT NEXTEL CORPORATION 6% 15 NOV 2022
Date of First Offering:	11/08/13
Dollar Amount Purchased:	700,000
Number of Shares or Par Value of Bonds Purchased:	700,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Asia Equity Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Securities Asia
Limited]
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Deutsche Bank Aktiengesellschaft; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	AIA Group Limited
Title of Security:	AIA GROUP LIMITED
Date of First Offering:	12/18/12
Dollar Amount Purchased:	115,353.81
Number of Shares or Par Value of Bonds Purchased:	29,400
Price Per Unit:	30.30
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:	Deutsche Securities Asia
Limited
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Deutsche Bank Aktiengesellschaft; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	AIA Group Limited
Title of Security:	AIA GROUP LIMITED
Date of First Offering:	12/18/13
Dollar Amount Purchased:	80,826.10
Number of Shares or Par Value of Bonds Purchased:	20,600
Price Per Unit:	30.30
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on February 11-12, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc; Deutsche Bank Securities Inc.; Merrill Lynch,
Pierce, Fenner & Smith, Incorporated; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley & Co. LLC; Suntrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:	Windsteam Corporation
Title of Security:	WINDSTREAM CORPORATION 6.375% 01 AUG 2023-18 144A
Date of First Offering:	01/08/13
Dollar Amount Purchased:	400,000
Number of Shares or Par Value of Bonds Purchased:	400,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
 Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith, Incorporated; Raymond James & Associates, Inc.; Robert W.
 Baird & Co. Incorporated; Scott & Stringfellow, LLC; Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	HD Supply Inc.
Title of Security:	HD SUPPLY, INC. 10.5% 15 JAN 2021-16 144A
Date of First Offering:	01/09/13
Dollar Amount Purchased:	850,000
Number of Shares or Par Value of Bonds Purchased:	850,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman
Sachs Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Robert W. Baird & Co. Incorporated; Scott & Stringfellow, LLC; Suntrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	HD Supply Inc.
Title of Security:	HD SUPPLY, INC. 7.5% 15 JUL 2020-16 144A
Date of First Offering:	01/29/13
Dollar Amount Purchased:	1,300,000
Number of Shares or Par Value of Bonds Purchased:	1,300,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Incorporated
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche
 Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; Morgan Stanley & Co. LLC
Name of Issuer:	Caesars Operating Escrow
Title of Security:	CAESARS OPERATING ESCROW LL 9% 15 FEB 2020-16 144A
Date of First Offering:	02/04/13
Dollar Amount Purchased:	341,250
Number of Shares or Par Value of Bonds Purchased:	350,000
Price Per Unit:	97.50
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; RBC Capital Markets, LLC; UBS Securities LLC
Name of Issuer:	Equinix Inc
Title of Security:	EQUINIX, INC. 4.875% 01 APR 2020-17
Date of First Offering:	02/28/13
Dollar Amount Purchased:	250,000
Number of Shares or Par Value of Bonds Purchased:	250,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Incorporated; RBC Capital Markets, LLC; UBS Securities LLC
Name of Issuer:	Equinix Inc.
Title of Security:	EQUINIX, INC. 5.375% 01 APR 2023-18
Date of First Offering:	02/28/13
Dollar Amount Purchased:	300,000
Number of Shares or Par Value of Bonds Purchased:	300,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
 Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
 Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Intelsat Luxembourg
Title of Security:	INTELSAT (LUXEMBOURG) S. 7.75% 01 JUN 2021-17 144A
Date of First Offering:	03/20/13
Dollar Amount Purchased:	300,000
Number of Shares or Par Value of Bonds Purchased:	300,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

Name of Fund:	Goldman Sachs Income Builder Fund (formerly, Goldman Sachs
Balanced Fund)
Name of Underwriter or Dealer Purchased From:	J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.; J.P.
Morgan Securities LLC; Morgan Stanley & Co. LLC
Name of Issuer:	Intelsat Luxembourg SA
Title of Security:	INTELSAT (LUXEMBOURG) S 8.125% 01 JUN 2023-18 144A
Date of First Offering:	03/20/13
Dollar Amount Purchased:	250,000
Number of Shares or Par Value of Bonds Purchased:	250,000
Price Per Unit:	100.00
Resolution Approved:  	Resolution adopted at the Meeting of the Board of
Trustees on June 12-13, 2013

	Resolution adopted at the Meeting of the Board of Trustees on December 12-13, 2012:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases, except as specifically discussed at this meeting, made during the calendar quarter ended September 30, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on February 11-12, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).

	Resolution adopted at the Meeting of the Board of Trustees on June 12-13, 2013:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs
 Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the Trusts) on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).